BRIGHTHOUSE LIFE INSURANCE COMPANY

BRIGHTHOUSE SEPARATE ACCOUNT A

BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B

Supplement Dated August 19, 2024 to the

Initial Summary Prospectuses dated April 29, 2024

This supplement describes changes that will occur with respect to the Brighthouse/abrdn Emerging Markets Equity Portfolio offered as an Investment Portfolio under the variable annuity contracts listed below issued by Brighthouse Life Insurance Company or Brighthouse Life Insurance Company of NY. You should read this supplement in conjunction with the Initial Summary Prospectus and retain it for future reference.

Effective on about August 19, 2024, the sub-adviser for the Brighthouse/abrdn Emerging Markets Equity Portfolio will change.

In “Appendix A: Investment Portfolios Available Under the Contract,” replace the information relating to the Brighthouse/abrdn Emerging Markets Equity Portfolio with the following new information:

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks total return primarily through capital appreciation.	Brighthouse/abrdn Emerging Markets Equity Portfolio – Class B# Brighthouse Investment Advisers, LLC Sub-Adviser: SSGA Funds Management, Inc.	1.21%	6.47%	2.88%	1.30%

# This Investment Portfolio and its investment adviser have entered into a temporary expense reimbursement and/or fee waiver. Please see the Investment Portfolio’s prospectus for additional regarding this arrangement.

Accordingly, effective on or about August 19, 2024, all further references to abrdn Investments Limited as the sub-adviser to Brighthouse/abrdn Emerging Markets Equity Portfolio contained in the Initial Summary Prospectus will change to SSGA Funds Management, Inc. The prospectus for your variable annuity contract may temporarily continue to refer to abrdn Investments Limited as the sub-adviser to Brighthouse/abrdn Emerging Markets Equity Portfolio, until such document can be revised.

SUPP-ISP-VA-0824

Supplement to the Initial Summary Prospectus for the following variable annuity contracts:

Brighthouse Separate Account A

Series S (offered on and after May 2, 2016)

Series S – L Share Option (offered on and after May 2, 2016)

Series VA (offered on and after May 2, 2016)

Brighthouse Prime Options

Brighthouse Variable Annuity Account B

Class S (offered on and after May 2, 2016)

Class S – L Share Option (offered on and after May 2, 2016)

Class VA (offered on and after May 2, 2016)

Brighthouse Prime Options

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE